 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	81-4424170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5360 Legacy Drive, Building 2 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(833) 528-2785
(Registrant’s telephone number, including area code:)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2024, in connection with Ms. Walsh’s continued employment as the Company’s Chief Financial Officer, the Company entered into the first amendment (the “Amendment”) to the employment agreement with Ms. Walsh dated February 27, 2023 (the “Employment Agreement”) to correct an administrative error from the time of execution of the Employment Agreement. The Amendment supplements the Employment Agreement, while keeping the terms of the Employment Agreement otherwise in force and effect except where specifically indicated therein. The Amendment updates the severance provisions such that, in the event that Ms. Walsh’s employment is terminated by the Company without Cause or if she terminates her employment for Good Reason, and such termination occurs within three months prior to or 12 months following a Change in Control, (i) her severance will include two (2) times, instead of one (1) times, the sum of her base salary plus her target bonus for the year of termination, and (ii) she will receive subsidized COBRA benefits for eighteen (18) months instead of for twelve (12) months. In addition, “Good Reason” as defined under the employment agreement is updated to include, absent her prior written consent, the Company requiring her to be based at any office or location more than thirty (30) miles, instead of fifty (50) miles, from her principal place of employment immediately prior to such relocation.

The preceding description of the Amendment is only a summary and is qualified in its entirety by the terms of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

On May 20, 2024, Katapult Holdings, Inc. (the “ Company”) reached an agreement in principle to settle a putative class action lawsuit, captioned McIntosh v. Katapult Holdings, Inc., et al, filed in 2021 in the U.S. District Court for the Southern District of New York (the “New York Action”) and a putative class action lawsuit, captioned Saunders v. Einbinder, et al., against directors and officers of FinServ Acquisition Corp. and FinServ Holdings LLC filed in 2022 in the Delaware Court of Chancery (the “Delaware Action”) for total consideration of $12,000,000, comprised of: (1) a cash component of $8,500,000 (the “Cash Component”); and (2) an additional component of $3,500,000 comprised of the Company’s common stock (the “Settlement Shares”) and/or cash (the “Additional Component”). $6,725,000 of the Cash Component and $2,775,000 of the Additional Component will be allocated to the Delaware Action settlement class and $1,775,000 of the Cash Component and $725,000 of the Additional Component will be allocated to the New York Action settlement class. As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Company had accrued a $12,000,000 liability, including a $5,000,000 litigation insurance reimbursement receivable, on its balance sheet for the year ended December 31, 2023 for the New York Action and the Delaware Action.

The number of Settlement Shares for the Delaware Action (the “Delaware Settlement Shares”) shall be calculated by dividing $2,775,000 by the volume-weighted average per share price (“VWAP”) of the Company’s common stock for the ten (10) consecutive trading days immediately preceding the date of the hearing on the final approval for the Delaware Action (the “Delaware Settlement Hearing VWAP”); in calculating the Delaware Settlement Shares (1) to the extent the Delaware Settlement Shares are less than 167,797, the difference between the Delaware Settlement Shares and 167,797 shall be the “Delaware Unused Shares” and (2) any amount of Delaware Settlement Shares above 167,797 shall be considered the “Delaware Excess Settlement Shares.” For the settlement of the Delaware Action, the Company may either deliver the Delaware Excess Settlement Shares (reduced by the New York Unused Shares (as defined below)) or pay in cash the full value of the Delaware Excess Settlement Shares (reduced by the New York Unused Shares), calculated by multiplying the number of Delaware Excess Settlement Shares (reduced by the New York Unused Shares) by the Delaware Settlement Hearing VWAP. The number of Settlement Shares for the New York Action (the “New York Settlement Shares”) shall be calculated by dividing $725,000 by the VWAP of the Company’s common stock for the ten (10) consecutive trading days immediately preceding the date of the hearing on final approval for the New York Action (the “New York Settlement Hearing VWAP”); in calculating the New York Settlement Shares (1) to the extent the New York Settlement Shares are less than 43,839, the difference between the New York Settlement Shares and 43,839 shall be the “New York Unused Shares” and (2) any amount of New York Settlement Shares above 43,839 shall be considered the “New York Excess Settlement Shares.” For the settlement of the New York Action, the Company may either deliver the New York Excess Settlement Shares (reduced by the Delaware Unused Shares) or pay in cash the full value of the New York Excess

Settlement Shares (reduced by the Delaware Unused Shares), calculated by multiplying the number of New York Excess Settlement Shares (reduced by the Delaware Unused Shares) by the New York Settlement Hearing VWAP.

As part of the settlement, the parties will ask the Southern District of New York and the Delaware Court of Chancery to stay the proceedings pending negotiation and approval by each respective court of the proposed settlement. In agreeing to settle, the Company is making no admission of liability. The agreement in principle is subject to the filing of a stipulation of settlement in each of the Southern District of New York and the Delaware Court of Chancery and subsequent approval by the Southern District of New York and the Delaware Court of Chancery, as applicable. There can be no assurance the settlement of the New York Action will be approved by the Southern District of New York or the settlement of the Delaware Action will be approved by the Delaware Court of Chancery.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “designed,” “enable,” “ensure,” “expect,” “intend,” “will,” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the Company’s expectations about the settlement of the New York Action and the timing and approval of the Southern District of New York; and the settlement of the Delaware Action and the timing and approval of the Delaware Court of Chancery. These statements are not guarantees of future performance and actual results could differ materially from the Company’s current expectations. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and are subject to various risks and uncertainties, including, that the Southern District of New York or the Delaware Court of Chancery may not approve such agreement in principle and, without limitation those risks and uncertainties described in the sections entitled “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on March 31, 2024 and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the SEC website at www.sec.gov. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K and should not be relied upon as representing the Company’s views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, other than as may be required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	First Amendment to Employment Agreement between Katapult Holdings, Inc., and Nancy Walsh dated May 21, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 23, 2024	/s/ Orlando Zayas
		Name:	Orlando Zayas
		Title:	Chief Executive Officer